UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 13, 2015
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s Shareholders was held on October 1, 2015.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this meeting, the shareholders were requested to: (1) elect a board of directors; 2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2016; and (3) cast an advisory vote on executive compensation.

(1)
At the Meeting, the holders of 45,584,292 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld from each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Mari J. Baker	41,586,288	798,516	3,199,488
Raymond W. McDaniel, Jr.	41,809,667	575,137	3,199,488
George Bell	40,739,707	1,645,097	3,199,488
Kalpana Raina	40,807,669	1,577,135	3,199,488

(1)
At the Meeting, the holders of   9,078,269 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
William B. Plummer	8,433,329	1,652	643,288
Matthew S. Kissner	8,433,329	1,652	643,288
Eduardo Menascé	8,433,313	1,668	643,288
William J. Pesce	8,406,541	28,440	643,288
Mark J. Allin	8,433,329	1,652	643,288
Jesse C. Wiley	8,407,782	27,199	643,288
Peter Booth Wiley	8,431,729	3,252	643,288

(2)
At the Meeting, the holders of  13,636,698 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to vote the approval of KPMG LLP as independent accountants for the Company for the fiscal year ending April 30, 2015; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,604,873	30,286	1,539

(3)
At the Meeting, the holders of 13,636,698 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,545,116	121,851	6,494	963,237

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Mark Allin
Mark Allin
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: October 13, 2015